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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

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Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware _____________________________________ (State of incorporation)	86-1052062 ______________________________________________ (IRS Employer Identification Number)
26525 N. Riverwoods Boulevard Mettawa, Illinois ______________________________________________ (Address of principal executive offices)	60045 _____________________ (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

2700 Sanders Road, Prospect Heights, Illinois 60070

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

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On February 21, 2008, the registrant’s Board of Directors approved an amendment and restatement to the registrant’s bylaws (the "Bylaws") to (i) reflect the change in address of the registrant’s principal executive offices (Article I, Section 2 and Article VI, Section 2), (ii) clarify that, for so long as HSBC Holdings plc and its subsidiaries own 100 percent of the outstanding common stock of the registrant, directors may be elected by written consent in lieu of an annual meeting (Article II, Section 1), (iii) revise the definition of “Policy Making Officers” (Article IV, Section 1) and (iv) clarify the succession of officers in the absence or inability of the chief executive officer to perform his or her duties (Article IV, Sections 4 through 7). A copy of the registrant's Bylaws, as amended and restated, is filed as Exhibit 3.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	3.2	Registrant’s bylaws, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Patrick D. Schwartz Patrick D. Schwartz Executive Vice President, Deputy General Counsel and Corporate Secretary

Dated: February 22, 2008

Exhibit Index

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Exhibit No.	Description

3.2	Registrant’s bylaws, as amended and restated.

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